Smith Barney Futures Management LLC
                              388 Greenwich Street 7th Fl
                               New York, NY 10013

By Edgar

Securities and Exchange Commission
450 Fifth Street N.W.
Washington, D.C. 20549

Re:      Salomon Smith Barney Diversified 2000 Futures Fund  L.P.
         Supplement to Registration Statement on Form S-1
         File No. 333-87663

Ladies and Gentlemen:

     On Behalf of Salomon Smith Barney Diversified 2000 Futures Fund L.P. (the "Partnership") I am transmitting herewith for filing, pursuant to Rule 424 (b)
(3) of the Securities Act 0f 1933, as amended, a Supplement dated September 30, 2000 to the Partnership's final prospectus dated January 31, 2000.

Should you have any questions, please telephone me at 212-723-5424.

Very truly yours,

/s/  Daniel A. Dantuono
     Daniel A. Dantuono
     Chief Financial Officer and
     Director

Enclosures



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
                              Salomon Smith Barney
                       Diversified 2000 Futures Fund L.P.
                                 September 2000


The redemption value of Salomon Smith Barney Diversified 2000 Futures Fund L.P. was $953.72 per unit at the end of September.

The month was unprofitable as many of the trends that had powered profits in August and the first part of September reversed precipitously and entered a period of interim volatility.

The significant event of the month was the surprise intervention on September 22 by G-7 central banks in support of the Euro and the near simultaneous intervention in the energy markets initiated by the announcement of the release of crude oil from the Strategic Petroleum Reserve. Just as the currency intervention had a transitory but the nonetheless dramatic impact on the Euro, the move by the U.S. government in the energy markets resulted in profit give back to long-building profitable energy trades.

The metals sector achieved gains from positions in gold, silver, and copper. Copper prices have been supported by falling inventories and strong demand for most of the month. Short gold positions added value as prices tracked the Euro and ended the month lower.

Interest rate product performance was mixed. Domestically, gains in Eurodollar deposits and short-term debt futures were mitigated by losses in the U.S. 30-year bond, which fell sharply on fears of higher energy prices and lower-than-anticipated federal budget surpluses. In non-U.S. interest rate products, losses were felt when another interest rate hike by the European Central Bank resulted in generally choppy trading conditions.

The largest losses were incurred in the stock index sector. The weak summer rally reversed on concerns over near-record energy costs and ongoing earnings worries particularly for some bellwether technology companies.


Smith Barney Futures Management LLC

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

                              Salomon Smith Barney
                       Diversified 2000 Futures Fund L.P.
                                Account Statement
                           For the Period September 1,
                           Through September 30, 2000

                                                    Percent
                                                      of
                                                    Average
                                                       Net
                                                     Assets

Realized gains from trading              $200,818      0.87%
Change in unrealized gains/losses
   from trading                        (1,289,897)    (5.58)
                                     ------------    ------
                                       (1,089,079)    (4.71)

Add, Brokerage commissions
   and clearing fees ($5,443)             115,414      0.50
                                     ------------     ------
Net realized and unrealized losses     (1,204,493)    (5.21)
Interest Income                            95,561      0.41
                                     ------------    ------
                                       (1,108,932)    (4.80)
Less, Expenses:
  Management fees                          35,721      0.16
  Incentive fees                         (107,586)    (0.47)
  Other expenses                           11,816      0.05
                                     ------------    ------
                                          (60,049)    (0.26)
                                      -----------     ------
Net Loss                               (1,048,883)    (4.54)%
                                                      -------


Additions, (38.0823 G.P. units
at August 31, 2000 net asset
value per unit of $997.84)                 38,000

Additions, (3,916.4595 L.P. units
at August 31, 2000 net asset
value per unit of $997.84)              3,908,000

Redemptions, (64.0000 L.P. units
at September 30, 2000 net asset
value per unit of $953.72)                (61,038)
                                     ------------
Increase in net assets                  2,836,079
Net assets, August 31, 2000            19,713,448
                                     ------------
Net assets, September 30, 2000        $22,549,527
                                    -------------
Net asset value per unit
  ($22,549,527/24,320.1937 units)         $927.19
                                    -------------
Redemption value per unit (Note 1)        $953.72
                                    -------------


Note 1: For the purpose of a redemption, any accrued liability for reimbursement of offering and organization expenses will not reduce net asset value per unit. As a result, the reported redemption value per unit is $953.72.

The net asset value per unit of $927.19 is reflective of charging offering and organizational expenses against the initial capital of the fund and is reported for financial reporting purposes only.


To the best of the knowledge and belief of the undersigned, the information contained herein is accurate and complete.




   By: /s/ Daniel A. Dantuono
           Daniel A. Dantuono,
           Chief Financial Officer
Smith Barney Futures Management LLC
General Partner, Salomon Smith Barney
Diversified 2000 Futures Fund L.P.

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